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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): June 16, 1999

                              Century Bancorp, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                   000-21881              56-1981518
----------------------------        -----------------       -------------------
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)         Identification No.)





                                22 Winston Street
                        Thomasville, North Carolina 27360
                    ----------------------------------------
                    (Address of principal executive offices)





Registrant's telephone number, including area code:  (336) 475-4663


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

          On June 16, 1999, Century Bancorp, Inc. (the "Registrant") announced that its Board of Directors had amended its stock repurchase plan to delete a provision which prevented the Registrant from using more than 10% of its consolidated net worth to make repurchases during any 12 month period. A copy of the press release announcing the amendment of the stock repurchase plan is attached hereto as Exhibit 99.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CENTURY BANCORP, INC.


Date: June 18, 1999             By:  /s/   James G. Hudson, Jr.
                                   ----------------------------------------
                                       James G. Hudson, Jr., President
                                         and Chief Executive Officer
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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

    99          Press Release of the Registrant distributed June 16, 1999